SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 13, 2018

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders

Evolving Systems held its Annual Meeting of Stockholders on June 13, 2018 (“Annual Meeting”) at the Company’s headquarters in Englewood, Colorado.  The Company is providing the following information regarding the results of the matters voted on by stockholders at the Annual Meeting.

David J. Nicol, David S. Oros, Richard R. Ramlall, Julian D. Singer, Matthew Stecker and Thomas Thekkethala were elected to the Board of Directors. The stockholders also approved the Amendment to the Company’s 2016 Stock Incentive Plan, and they also ratified the Board of Directors’ appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2018.

The Company’s inspector of election certified the vote tabulations.

The final voting results on these matters were as follows:

1.                          Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Vote

David J. Nicol	7,168,966	1,326,887	3,213,293
David S. Oros	7,166,388	1,329,465	3,213,293
Richard R. Ramlall	6,702,527	1,793,326	3,213,293
Julian D. Singer	6,749,519	1,746,334	3,213,293
Matthew Stecker	8,401,012	94,841	3,213,293
Thomas Thekkethala	8,399,527	96,326	3,213,293

2.                          Approval of an Amendment to the 2016 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance under the Plan by 200,000 shares.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
6,735,524	1,735,940	24,389	3,213,293

3.                          Ratification of the selection of Friedman LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for its fiscal year ending December 31, 2018.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
11,602,965	58,285	47,896	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2018

Evolving Systems, Inc.

By:	/s/ MARK P. SZYNKOWSKI
Mark P. Szynkowski
Sr. Vice President of Finance